                             LETTER OF TRANSMITTAL

                       MEDICIS PHARMACEUTICAL CORPORATION

  OFFER TO EXCHANGE $1,230 IN PRINCIPAL AMOUNT OF 1.5% CONTINGENT CONVERTIBLE SENIOR NOTES DUE 2033 (WHICH WILL BE REGISTERED UNDER THE SECURITIES ACT OF
1933, AS AMENDED, PRIOR TO CLOSING) FOR EACH $1,000 IN PRINCIPAL AMOUNT OF 2.5%
     CONTINGENT CONVERTIBLE SENIOR NOTES DUE 2032 OF MEDICIS PHARMACEUTICAL CORPORATION PURSUANT TO THE EXCHANGE OFFER DESCRIBED IN THE PRELIMINARY
                         PROSPECTUS DATED JULY 16, 2003

THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON AUGUST 13, 2003, UNLESS EXTENDED BY US (THE "EXPIRATION DATE"). TENDERS MAY BE WITHDRAWN PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

                                  Delivery to:

                     DEUTSCHE BANK TRUST COMPANY AMERICAS,
                               THE EXCHANGE AGENT

    By regular, registered or        By overnight mail or courier:         In person by hand only:
         certified mail:

   DB Services Tennessee, Inc.        DB Services Tennessee, Inc.        Deutsche Bank Trust Company
       Reorganization Unit         Corporate Trust & Agency Services               Americas
         P.O. Box 292737                  Reorganization Unit         c/o The Depository Trust Clearing
     Nashville, TN 37229-2737           648 Grassmere Park Road                  Corporation
                                          Nashville, TN 37211             55 Water Street, 1st floor
                                          Attn: Karl Shepherd               Jeanette Park Entrance
                                          Confirm by Telephone                New York, NY 10041
                                             (615) 835-3572

            By facsimile transmission                       For information by telephone call:
        (for eligible institutions only):                             (800) 735-7777
                  (615) 835-3701

      Delivery of this instrument to an address other than as set forth above, or transmission of instructions via facsimile other than as set forth above, will not constitute a valid delivery. If a delivery is made to Medicis Pharmaceutical Corporation it will not be forwarded to the Exchange Agent and therefore such delivery will not constitute a valid delivery.

      BEFORE COMPLETING THIS LETTER OF TRANSMITTAL, YOU SHOULD READ THE LETTER OF TRANSMITTAL AND THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

      The undersigned acknowledges that he or she has received and reviewed the preliminary prospectus, dated July 16, 2003 (as amended or supplemented from time to time, the "Prospectus"), of Medicis Pharmaceutical Corporation, a Delaware corporation (the "Company"), and this Letter of Transmittal, which together constitute the Company's offer (the "Exchange Offer") to exchange $1,230 in principal amount of 1.5% Contingent Convertible Senior Notes due 2033 (the "New Notes") for each $1,000 in principal amount of 2.5% Convertible Senior Notes due 2032 (the "Old Notes") of the Company held by the registered holders thereof (the "Holders"). Any fractional principal amount of New Notes which a Holder is entitled to receive in the Exchange Offer will be paid to Holder in cash.

      The Exchange Offer is subject to important conditions, including the effectiveness of the registration statement of which the Prospectus is a part and that at least $200 million in principal amount of the Old Notes be validly tendered and not withdrawn by the expiration of the Exchange Offer.

      In order to tender Old Notes in the Exchange Offer, you must BOTH:

      1. (A) tender your Old Notes by book-entry transfer to the account maintained by the Exchange Agent at The Depository Trust Company ("DTC") such that the Old Notes are received by the Exchange Agent prior to 5:00 p.m., New York City Time, on the Expiration Date according to the procedures set forth in the section titled "The Exchange Offer -- Procedures for Tendering Old Notes," in the Prospectus and the instructions in this Letter of Transmittal, or

          (B) tender your Old Notes according to the guaranteed delivery procedures set forth in the section titled "The Exchange
          Offer -- Guaranteed Delivery Procedures," in the Prospectus and the instructions in this Letter of Transmittal, if you are unable to deliver confirmation of the book-entry tender of your Old Notes into the Exchange Agent's account at DTC (a "Book-Entry Confirmation") and all other documents required by this Letter of Transmittal to the Exchange Agent prior to 5:00 p.m., New York City Time, on the Expiration Date, AND

      2. submit a properly completed Letter of Transmittal to the Exchange Agent by mail or facsimile so that it is received by the Exchange Agent at the address set forth on the cover of this Letter of Transmittal prior to 5:00 p.m., New York City Time, on the Expiration Date. You need not submit this Letter of Transmittal if, in accordance with DTC's Automatic Tender Offer Program ("ATOP"), DTC will send an agent's message ("Agent's Message") stating that DTC has received an express acknowledgment from you that you will be bound by the terms and conditions hereof as if you had completed, executed and delivered this Letter of Transmittal.

      Delivery of documents to DTC does not constitute delivery to the Exchange Agent.

      The undersigned has completed the appropriate boxes below and signed this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer.

      List below the Old Notes to which this Letter of Transmittal relates. If the space provided below is inadequate, the information required below should be listed and attached on a separate signed schedule. Tenders of Old Notes will be accepted only in denominations of $1,000 and multiples thereof.

      --------------------------------------------------------------------------------
                                  DESCRIPTION OF OLD NOTES
  ----------------------------------------------------------------------------------------
  NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)
            OR NAME OF DTC PARTICIPANT
       AND PARTICIPANT'S DTC ACCOUNT NUMBER
            IN WHICH OLD NOTES ARE HELD                  AGGREGATE PRINCIPAL AMOUNT
            (PLEASE FILL IN, IF BLANK)             OF OLD NOTES PRESENTLY HELD TENDERED*
      --------------------------------------------------------------------------------
                                                  ----------------------------------------



                                                  ----------------------------------------



                                                  ----------------------------------------



                                                  ----------------------------------------




                              TOTAL
  ----------------------------------------

* UNLESS OTHERWISE SPECIFIED ABOVE, ALL OLD NOTES HELD FOR THE ACCOUNT OF THE UNDERSIGNED WILL BE TENDERED.

[ ] CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER
    TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC AND COMPLETE THE
    FOLLOWING:

    Name of Tendering Institution
   -----------------------------------------------------------------------------

    DTC Account Number
   -----------------------------------------------------------------------------

    Transaction Code Number
   -----------------------------------------------------------------------------

[ ] CHECK HERE AND ENCLOSE A PHOTOCOPY OF THE NOTICE OF GUARANTEED DELIVERY IF
    TENDERED OLD NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

    Name(s) of Registered Holder(s)
    ----------------------------------------------------------------------------

    Window Ticket Number (if any)

  ------------------------------------------------------------------------------

    Date of Execution of Notice of Guaranteed Delivery
                        --------------------------------------------------------

    Name of Institution which Guaranteed Delivery
                  --------------------------------------------------------------

If Guaranteed Delivery is to be made by Book-Entry Transfer, complete the following:

        Name of Tendering Institution
       -------------------------------------------------------------------------

        DTC Account Number
--------------------------------------------------------------------------------

        Transaction Code Number
  ------------------------------------------------------------------------------

Please read the section titled "The Exchange Offer -- Conditions to the Exchange Offer," in the Prospectus.

[ ] CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL
    COPIES OF THE PROSPECTUS.

    Name:
   -----------------------------------------------------------------------------

    Address:
   -----------------------------------------------------------------------------

      If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of New Notes. If the undersigned is a broker-dealer that will receive New Notes for its own account in exchange for Old Notes that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such New Notes; however, by so acknowledging and by delivering such a prospectus the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act. If the undersigned is a broker-dealer that will receive New Notes, it represents that the Old Notes to be exchanged for the New Notes were acquired as a result of market-making activities or other trading activities.

      SIGNATURES MUST BE PROVIDED BELOW.

      PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

Ladies and Gentlemen:

      Upon the terms and subject to the conditions of the Exchange Offer set forth in the Prospectus, receipt of which is hereby acknowledged, and this Letter of Transmittal, the undersigned hereby tenders to the Company the aggregate amount of Old Notes indicated in this Letter of Transmittal. Subject to, and effective upon, the acceptance for exchange of the Old Notes tendered hereby in accordance with the terms and conditions of the Exchange Offer (including, if the Exchange Offer is extended or amended, the terms and conditions of such extension or amendment), the undersigned hereby sells, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to such Old Notes as are being tendered hereby.

      The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as the undersigned's true and lawful agent and attorney-in-fact with respect to such tendered Old Notes with full knowledge that the Exchange Agent also acts as an agent for the Company, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), subject only to the right of withdrawal described in the Prospectus, to deliver Old Notes to the Company together with all accompanying evidences of transfer and authenticity to, or upon the order of the Company, upon receipt by the Exchange Agent, as the undersigned's agent, of the New Notes to be issued in exchange for such Old Notes, present such Old Notes for transfer, and transfer the Old Notes on the books of the Company and receive for the account of the Company all benefits and otherwise exercise all rights of beneficial ownership of such Old Notes, all in accordance with the terms and conditions of the Exchange Offer.

      The undersigned hereby covenants, represents and warrants that:

      1. the undersigned is the holder of the Old Notes tendered for exchange hereby;

      2. the undersigned has full power and authority to tender, exchange, sell, assign and transfer the Old Notes tendered hereby, and to acquire New Notes issuable upon the exchange of such tendered Old Notes;

      3. when the Old Notes are accepted for exchange, the Company will acquire good, marketable and unencumbered title thereto, free and clear of all security interests, liens, restrictions, charges, encumbrances, conditional sales agreements or other obligations relating to the sale or transfer of the Old Notes, and not subject to any adverse claim or right when the same are accepted by the Company;

      4. any New Notes acquired in exchange for Old Notes tendered hereby will have been acquired in the ordinary course of business of the person receiving such New Notes, whether or not such person is the undersigned;

      5. neither the Holder of such Old Notes nor any such other person is an "affiliate" of the Company, as defined in Rule 405 under the Securities Act;

      6. the undersigned has read all of the terms and conditions of the Exchange Offer and agrees that tenders of Old Notes pursuant to any of the procedures described in the accompanying instructions will constitute the undersigned's acceptance of the terms and conditions of the Exchange Offer; and

      7. the undersigned has a "net long position," within the meaning of Rule 14e-4 promulgated under the Securities Exchange Act of 1934, in the Old Notes or equivalent securities at least equal to the Old Notes being tendered, and the tender of the Old Notes complies with Rule 14e-4.

      The undersigned further hereby covenants, represents and warrants that:

      1. either (a) the holder of Old Notes represented by the undersigned is a "United States person" within the meaning of section 7701(a)(30) of the Internal Revenue Code of 1986, as amended (the "Code"); or

       (b) (i) the holder of Old Notes represented by the undersigned is a "nonresident alien individual" or "foreign partnership" within the meaning of section 1441 of the Code or a "foreign corporation" within the meaning of section 1442 of the Code; and

        (ii) such holder does not own 10% or more of the total combined voting power of all classes of stock of the Company entitled to vote (for these purposes the attribution rules of section 871(h)(3)(C) of the Code shall apply to determine the ownership of stock); or

       (c) such holder will notify the Exchange Agent and the Company in writing that it is a nonresident alien individual, foreign partnership, or foreign corporation (each as defined above) and that such holder owns 10% or more of the total combined voting power of all classes of stock of the Company entitled to vote (for these purposes the attribution rules of section 871(h)(3)(C) of the Code shall apply to determine the ownership of stock).

      2. The holder of Old Notes represented by the undersigned will indemnify and hold harmless the Company from any liability arising as a result of withholding taxes as a result of any inaccuracy or untruth of paragraph 1 above.

      3. The holder of Old Notes represented by the undersigned will pay in cash to the Exchange Agent for the account of the Company an amount equal to any tax required under section 1441 or 1442 of the Code or the Treasury Regulations thereunder to be withheld on a "payment" (as defined in such Treasury Regulations) to such holder pursuant to the Exchange Offer.

      4. The holder of Old Notes represented by the undersigned understands and acknowledges that the Company will withhold any cash payments otherwise payable to such holder pursuant to the Exchange Offer or the New Notes to the extent necessary to offset any amount not timely paid under paragraphs 2 and/or 3 above.

      The New Notes issued pursuant to the Exchange Offer in exchange for the Old Notes may be offered for resale, resold and otherwise transferred by any Holder thereof (other than any such Holder that is an "affiliate" of the Company within the meaning of Rule 405 under the Securities Act), without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such New Notes are acquired in the ordinary course of such Holder's business and such Holder has no arrangement with any person to participate in the distribution of such New Notes. If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of New Notes and has no arrangement or understanding to participate in a distribution of New Notes. If any Holder is an affiliate of the Company, is engaged in or intends to engage in or has any arrangement or understanding with respect to the distribution of the New Notes to be acquired pursuant to the Exchange Offer, such Holder must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any resale transaction. If the undersigned is a broker-dealer that will receive New Notes for its own account in exchange for Old Notes, it represents that the Old Notes to be exchanged for the New Notes were acquired by it as a result of market-making activities or other trading activities and acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such New Notes; however, by so acknowledging and by delivering a prospectus meeting the requirements of the Securities Act, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

      The undersigned understands that acceptance of tendered Old Notes by the Company for exchange will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Exchange Offer. In all cases in which a participant elects to accept the Exchange Offer by transmitting an express acknowledgement in accordance with the ATOP procedures, such participant shall be bound by all of the terms and conditions of this Letter of Transmittal. The undersigned recognizes that, under certain circumstances set forth in the Prospectus, including the effectiveness of the registration statement of which the Prospectus is a part or that at least $200 million in principal amount of the Old Notes be validly tendered and not withdrawn by the expiration of the Exchange Offer, the Company may not be required to accept for exchange any of the Old Notes tendered hereby.

      The undersigned will, upon request, execute and deliver any additional documents deemed by the Company or the Exchange Agent to be necessary or desirable to complete the sale, assignment and transfer of the Old Notes tendered hereby. The undersigned agrees that it (and any beneficial owner(s) on whose behalf it is acting) will not sell, pledge, hypothecate or otherwise encumber or transfer any Old Notes tendered thereby from the date of this Letter of Transmittal and agrees that any purported sale, pledge, hypothecation or other encumbrance or transfer will be void and of no effect.

      For purposes of the Exchange Offer, the Company will be deemed to have accepted for exchange, and to have exchanged, validly tendered Old Notes (or defectively tendered Old Notes which defect the Company has, or has caused to be, waived) if and when the Company gives oral or written notice thereof to the Exchange Agent. This tender may be withdrawn only in accordance with the procedures set forth in the section titled "The Exchange Offer -- Withdrawal Rights," in the Prospectus.

      All authority conferred or agreed to be conferred in this Letter of Transmittal and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. Except as stated in the Prospectus, this tender is irrevocable.

      Unless otherwise indicated herein in the box entitled "Special Issuance Instructions" below, please credit the New Notes to the account indicated above maintained at DTC. Similarly, unless otherwise indicated herein in the box entitled "Special Delivery Instructions" below, please deliver the New Notes to the account indicated above maintained at DTC. Any Old Notes not exchanged or not accepted for exchange will be credited to the account indicated above maintained at DTC promptly following the expiration or termination of the Exchange Offer.

      THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED "DESCRIPTION OF OLD NOTES" ABOVE AND SIGNING THIS LETTER OF TRANSMITTAL, WILL BE DEEMED TO HAVE TENDERED THE OLD NOTES AS SET FORTH IN SUCH BOX ABOVE.

                          SPECIAL ISSUANCE INSTRUCTION
                           (SEE INSTRUCTIONS 2 AND 3)

  To be completed ONLY if the New Notes are to be issued in the name of someone other than the registered holder of the Old Notes whose name(s) appear(s) above.

Issue New Notes to:

Name(s)
--------------------------------------------------------------------------------
                             (PLEASE TYPE OR PRINT)

--------------------------------------------------------------------------------
                             (PLEASE TYPE OR PRINT)

Address
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              (INCLUDING ZIP CODE)

                         (COMPLETE SUBSTITUTE FORM W-9)

--------------------------------------------------------------------------------
                         (BOOK-ENTRY TRANSFER FACILITY
                         ACCOUNT NUMBER, IF APPLICABLE)

                          SPECIAL DELIVERY INSTRUCTION
                           (SEE INSTRUCTIONS 2 AND 3)

  To be completed ONLY if the New Notes are to be delivered to someone other than the registered holder of the Old Notes whose name(s) appear(s) above, or to such registered holder(s) at an address other than that shown above.

Deliver New Notes to:

Name(s)
--------------------------------------------------------------------------------
                             (PLEASE TYPE OR PRINT)

--------------------------------------------------------------------------------
                             (PLEASE TYPE OR PRINT)

Address
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              (INCLUDING ZIP CODE)

                         (COMPLETE SUBSTITUTE FORM W-9)

--------------------------------------------------------------------------------
                         (BOOK-ENTRY TRANSFER FACILITY
                         ACCOUNT NUMBER, IF APPLICABLE)

                                PLEASE SIGN HERE
                   (TO BE COMPLETED BY ALL TENDERING HOLDERS)
               (COMPLETE ACCOMPANYING SUBSTITUTE FORM W-9 BELOW)


------------------------------------------------------------  ------------------------------------

------------------------------------------------------------  ------------------------------------
                 (SIGNATURE(S) OF OWNER(S))                                  (DATE)

------------------------------------------------------------
               AREA CODE AND TELEPHONE NUMBER



If a Holder is tendering any Old Notes, this Letter of Transmittal must be signed by the registered Holder(s) as the name(s) appear(s) on the certificate(s) for the Old Notes or by any person(s) authorized to become registered Holder(s) by endorsements and documents transmitted herewith. If signature is by an attorney-in-fact, trustee, executor, administrator, guardian, officer or other person acting in a fiduciary or representative capacity, please set forth full title. SEE INSTRUCTION 2.

Name(s):
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             (PLEASE TYPE OR PRINT)

Capacity or Title:
--------------------------------------------------------------------------------

Address:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              (INCLUDING ZIP CODE)

                              SIGNATURE GUARANTEE
                         (IF REQUIRED BY INSTRUCTION 2)

Signature(s) Guaranteed by
an Eligible Institution:
--------------------------------------------------------------------------------
                             (AUTHORIZED SIGNATURE)

--------------------------------------------------------------------------------
                                    (TITLE)

--------------------------------------------------------------------------------
                                (NAME AND FIRM)

Dated: ------------------------------

IMPORTANT: THIS LETTER OF TRANSMITTAL OR A FACSIMILE HEREOF, OR AN ELECTRONIC CONFIRMATION PURSUANT TO DTC'S ATOP SYSTEM (TOGETHER WITH A BOOK-ENTRY CONFIRMATION AND ALL OTHER REQUIRED DOCUMENTS OR THE NOTICE OF GUARANTEED DELIVERY) MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL CAREFULLY BEFORE COMPLETING ANY BOX ABOVE.

                                  INSTRUCTIONS

         FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

      1. Delivery of this Letter of Transmittal; Guaranteed Delivery Procedures. This Letter of Transmittal, or an electronic confirmation pursuant to DTC's ATOP system, is to be completed by Holders of Old Notes for tenders that are made pursuant to the procedures for delivery by book-entry transfer set forth in the section titled "The Exchange Offer -- Procedures for Tendering" in the Prospectus. Book-Entry Confirmation as well as a properly completed and duly executed Letter of Transmittal (or manually signed facsimile hereof), or an electronic confirmation pursuant to The Depository Trust Company's ATOP system, and any other required documents, including any required signature guarantees, must be received by the Exchange Agent at the address set forth herein on or prior to the Expiration Date, or the tendering Holder must comply with the guaranteed delivery procedures set forth below. The book-entry transfer of Old Notes must be accompanied by an agent's message (an "Agent's Message") confirming that DTC has received express acknowledgment from the Holder that such Holder agrees to be bound by the Letter of Transmittal and that the Letter of Transmittal may be enforced against such Holder. Electronic confirmation pursuant to DTC's ATOP system must also include an express acknowledgment (an "Express Acknowledgment") by the Holder that such Holder has received and agreed to be bound by the Letter of Transmittal and that the Letter of Transmittal may be enforced against such Holder. Old Notes tendered hereby must be in denominations of amount of $1,000 and any integral multiple thereof.

      Holders who wish to tender their Old Notes and who cannot complete the procedure for book-entry transfer on a timely basis or who cannot deliver all other required documents to the Exchange Agent on or prior to the Expiration Date may tender their Old Notes pursuant to the guaranteed delivery procedures set forth in the section titled "The Exchange Offer -- Guaranteed Delivery Procedures," in the Prospectus. Pursuant to such procedures, (i) such tender must be made through an Eligible Institution (as defined below), (ii) prior to 5:00 p.m., New York City Time, on the Expiration Date, the Exchange Agent must receive from such Eligible Institution a properly completed and duly executed Letter of Transmittal (or manually signed facsimile hereof), or an electronic confirmation pursuant to DTC's ATOP system, and Notice of Guaranteed Delivery, substantially in the form provided by the Company (by facsimile transmission, mail or hand delivery), setting forth the name and address of the Holder of Old Notes and the amount of Old Notes tendered, stating that the tender is being made thereby and guaranteeing that within three (3) New York Stock Exchange, Inc. ("NYSE") trading days after the Expiration Date, a Book-Entry Confirmation and any other documents requested by this Letter of Transmittal, including any signature guarantees, an Agent's Message in the case of a book-entry transfer or an Express Acknowledgment in the case of a transfer through the ATOP system, will be deposited by the Eligible Institution with the Exchange Agent, and (iii) a Book-Entry Confirmation and all other documents required by this Letter of Transmittal, must be received by the Exchange Agent within three (3) NYSE trading days after the Expiration Date.

      The delivery of the Old Notes and all other required documents will be deemed made only when confirmed by the Exchange Agent. The method of delivery of this Letter of Transmittal and all other required documents is at the election and risk of the tendering holder. If such delivery is by mail, it is recommended that registered mail with return receipt requested, properly insured, be used. In all cases, sufficient time should be allowed to assure timely delivery. No Letters of Transmittal or other documents should be sent to the Company.

      See the section titled "The Exchange Offer," in the Prospectus.

      2. Signatures on this Letter of Transmittal; Bond Powers and Endorsements; Guarantee of Signatures. If this Letter of Transmittal is signed by the registered Holder of the Old Notes tendered hereby, the signature must correspond exactly with the name as it appears on a security position listing as the Holder of such Old Notes in the DTC system without any change whatsoever.

      If any tendered Old Notes are owned of record by two or more joint owners, all of such owners must sign this Letter of Transmittal.

      If any tendered Old Notes are registered in different names, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal as there are different registrations.

      When this Letter of Transmittal is signed by the registered Holder or Holders of the Old Notes specified herein and tendered hereby, no separate bond powers are required. If, however, the New Notes are to be issued to a person other than the registered Holder, then separate bond powers are required.

      If this Letter of Transmittal or any bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Company, proper evidence satisfactory to the Company of their authority to so act must be submitted.

      Signatures on bond powers required by this Instruction 2 must be guaranteed by a firm which is a financial institution (including most banks, savings and loan associations and brokerage houses) that is a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchanges Medallion Program (each an "Eligible Institution").

      Signatures on this Letter of Transmittal need not be guaranteed by an Eligible Institution, provided the Old Notes are tendered:

          (i) by a registered Holder of Old Notes (including any participant in the DTC system whose name appears on a security position listing as the Holder of such Old Notes) who has not completed the box entitled "Special Issuance Instructions" or the box entitled "Special Delivery Instructions" on this Letter of Transmittal, or

          (ii) for the account of an Eligible Institution.

      3. Special Issuance and Delivery Instructions. If New Notes are to be issued in the name of a person other than the signer of this Letter of Transmittal, or if New Notes are to be sent to someone other than the signer of this Letter of Transmittal or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. Old Notes not exchanged will be returned by crediting the account maintained at DTC specified herein. See Instruction 8.

      In the case of issuance in a different name, separate bond powers with a guaranteed signature is required and the employer identification or social security number of the person named must also be indicated.

      4. Taxpayer Identification Number. Federal income tax law generally requires that a tendering Holder whose Old Notes are accepted for exchange must provide the Company (as payor) with such Holder's correct Taxpayer Identification Number ("TIN") on Substitute Form W-9 below, which in the case of a tendering Holder who is an individual, is his or her social security number. If the Company is not provided with the current TIN or an adequate basis for an exemption from backup withholding, such tendering Holder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, the Exchange Agent may be required to withhold 28% of the amount of any reportable payments made after the exchange to such tendering Holder of New Notes. Backup withholding tax is not an additional tax. Rather the amount of the backup withholding tax can be credited against the federal income tax liability of the person subject to the backup withholding tax, provided that the required information is given to the IRS. If backup withholding results in an overpayment of taxes, a refund may be obtained provided the required information is furnished to the Internal Revenue Service.

      Exempt Holders of Old Notes (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. See the attached "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" (the "W-9 Guidelines") for additional instructions. If the tendering Holder of Old Notes is a nonresident alien or foreign entity not subject to backup withholding, such Holder must give the Exchange Agent a completed Form W-8BEN or such other Form W-8 as may be applicable. These forms may be obtained from the Exchange Agent.

      To prevent backup withholding, each tendering Holder of Old Notes must provide its correct TIN by completing the Substitute Form W-9 set forth below, certifying, under penalties of perjury, that the TIN provided is correct (or that such Holder is awaiting a TIN), that the holder is a U.S. person (including a U.S. resident alien), and that (i) the Holder is exempt from backup withholding, (ii) the Holder has not been notified by the Internal Revenue Service (the "IRS") that such Holder is subject to backup withholding as a result of a failure to report all interest or dividends or (iii) the IRS has notified the Holder that such Holder is no longer subject to backup withholding. If the Old Notes are in more than one name or are not in the name of the actual owner, such Holder should consult the W-9 Guidelines for information on which TIN to report. If such Holder does not have a TIN, such Holder should consult the W-9 Guidelines for instructions on applying for a TIN, check the box in Part 3 of the Substitute Form W-9 and write "applied for" in lieu of its TIN. Note:
Checking this box and writing "applied for" on the form means that such Holder has already applied for a TIN or that such Holder intends to apply for one in the near future. If the box in Part 3 of the Substitute Form W-9 is checked, the Exchange Agent will retain 28% of the reportable payments made to a Holder during the sixty (60) day period following the date of the Substitute Form W-9. If the Holder furnishes the Exchange Agent with his or her TIN within sixty (60) days of the date of the Substitute Form W-9, the Exchange Agent will remit such amounts retained during such sixty (60) day period to such Holder and no further amounts will be retained or withheld from payments made to the Holder thereafter. If, however, such Holder does not provide its TIN to the Exchange Agent within such sixty (60) day period, the Exchange Agent will remit such previously withheld amounts to the IRS as backup withholding and will withhold 28% of all reportable payments to the Holder thereafter until such Holder furnishes its TIN to the Exchange Agent.

      5. Transfer Taxes. The Company will pay all transfer taxes, if any, applicable to the transfer of Old Notes to it or its order pursuant to the Exchange Offer. If, however, New Notes are to be registered or issued in the name of, any person other than the registered Holder of the Old Notes tendered hereby, or if tendered Old Notes are registered in the name of any person other than the person signing this Letter of Transmittal, or if a transfer tax is imposed for any reason other than the transfer of Old Notes to the Company or its order pursuant to the Exchange Offer, the amount of any such transfer taxes (whether imposed on the registered Holder or any other persons) will be payable by the tendering Holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, no New Notes will be issued until such evidence is received by the Exchange Agent.

      6. Waiver of Conditions. The Company reserves the absolute right to waive or amend, in its discretion, in whole or in part, at any time prior to 5:00 p.m., New York City Time, on the Expiration Date, satisfaction of any or all conditions enumerated in the Prospectus, which may result in an extension of the period of time for which the Exchange Offer is kept open.

      7. No Conditional Tenders. No alternative, conditional, irregular or contingent tenders will be accepted. All tendering Holders of Old Notes, by execution of this Letter of Transmittal (or an Agent's Message in lieu thereof), shall waive any right to receive notice of the acceptance of their Old Notes for exchange.

      The Company will determine, in its sole discretion, all questions as to the form, validity, eligibility (including time of receipt) and acceptance for exchange of any tender of Old Notes, which determination shall be final and binding. The Company reserves the absolute right to reject any and all tenders of any particular Old Notes not properly tendered or to not accept any particular Old Notes which acceptance might, in the judgment of the Company or its counsel, be unlawful. The Company also reserves the absolute right, in its sole discretion, to waive any defects or irregularities or conditions of the Exchange Offer as to any particular Old Notes either before or after the Expiration Date (including the right to waive the ineligibility of any holder who seeks to tender Old Notes in the Exchange Offer). The interpretation of the terms and conditions of the Exchange Offer as to any particular Old Notes either before or after the Expiration Date (including the Letter of Transmittal and the instructions thereto) by the Company shall be final and binding on all parties. Unless waived, any defects or irregularities in connection with the tender of Old Notes for exchange must be cured within such reasonable period of time as the Company shall determine. Neither the Company, the Exchange Agent nor any other person shall be under any duty to give notification of any defect or irregularity with respect to any tender of Old Notes for exchange, nor shall any of them incur any liability for failure to give such notification.

      8. Withdrawal Rights. Tenders of Old Notes may be withdrawn at any time prior to 5:00 p.m., New York City Time, on the Expiration Date.

      For a withdrawal of a tender of Old Notes to be effective, a written notice of withdrawal must be received by the Exchange Agent at the address set forth above or, in the case of Eligible Institutions, at the facsimile number above, prior to 5:00 p.m., New York City Time, on the Expiration Date. Any such notice of withdrawal must (i) specify the name of the person having tendered the Old Notes to be withdrawn (the "Depositor"), (ii) in the case of a tender by book-entry transfer, specify the name and number of the account at DTC to be credited with the withdrawn Old Notes and otherwise comply with the procedures of such facility, (iii) contain a statement that such Holder is withdrawing his election to have such Old Notes exchanged, (iv) be signed by the Holder in the same manner as the original signature on the Letter of Transmittal by which such Old Notes were tendered (including any required signature guarantees) or be accompanied by documents of transfer to have the Trustee with respect to the Old Notes register the transfer of such Old Notes in the name of the person withdrawing the tender, and (v) specify the principal amount of Old Notes to be withdrawn, if not all of the Old Notes tendered by the Holder. All questions as to the validity, form and eligibility (including time of receipt) of such notices will be determined by the Company, whose determination shall be final and binding on all parties. Any Old Notes so withdrawn will be deemed not to have been validly tendered for exchange for purposes of the Exchange Offer and no New Notes will be issued with respect thereto unless the Old Notes so withdrawn are validly retendered. Any Old Notes that have been tendered for exchange but which are not exchanged for any reason will be credited into the Exchange Agent's account at DTC pursuant to the book-entry transfer procedures set forth in the section titled "The Exchange Offer -- Procedures for Tendering," in the Prospectus, and such Old Notes will be credited to the account specified herein maintained with DTC for the Old Notes as soon as practicable after withdrawal, rejection of tender or termination of the Exchange Offer. Properly withdrawn Old Notes may be retendered by following the procedures described above at any time prior to 5:00 p.m., New York City Time, on the Expiration Date.

      Tenders of Old Notes may also be withdrawn after the expiration of 40 business days from the commencement date of the Exchange Offer if a tender has not yet been accepted for exchange.

      9. Requests for Assistance or Additional Copies. Questions relating to the procedure for tendering Old Notes and requests for assistance may be directed to the Information Agent at the address and telephone number set forth herein. Requests for additional copies of the Prospectus and this Letter of Transmittal, and requests for Notices of Guaranteed Delivery and other related documents may be directed to the Information Agent or from your broker, dealer, commercial bank, trust company or other nominee.

------------------------------------------------------------------------------------------------------------------
                                     TO BE COMPLETED BY ALL TENDERING HOLDERS
                                               (SEE INSTRUCTION 4)
                                                  PAYOR'S NAME:
------------------------------------------------------------------------------------------------------------------

        SUBSTITUTE          PART 1 -- PLEASE PROVIDE YOUR TIN IN THE BOX   ---------------------------------------
         FORM W-9           AT RIGHT AND CERTIFY BY SIGNING AND DATING                      NAME
                            BELOW.                                         ---------------------------------------
                                                                                   SOCIAL SECURITY NUMBER
                                                                                             OR
                                                                           ---------------------------------------
                                                                               EMPLOYER IDENTIFICATION NUMBER
                            --------------------------------------------------------------------------------------

DEPARTMENT OF THE TREASURY   PART 2 -- CERTIFICATION --                                PART 3 --
 INTERNAL REVENUE SERVICE    Under penalty of perjury, I certify that:                 Awaiting TIN  [ ]



    PAYOR'S REQUEST FOR      (1) the number shown on this form is my correct TIN (or
   TAXPAYER IDENTIFICATION       I am waiting for a number to be issued to me);
     NUMBER ("TIN") AND
        CERTIFICATION        (2) I am not subject to backup withholding either
                                 because: (a) I am exempt from backup withholding, or
                                 (b) I have not been notified by the Internal Revenue
                                 Service (the "IRS") that I am subject to backup
                                 withholding as a result of a failure to report all
                                 interest or dividends, or (c) the IRS has notified
                                 me that I am no longer subject backup withholding;
                             (3) I am a U.S. person (including U.S. resident alien);
                                 and
                             (4) Any other information provided on this form is true
                                 and correct.
                             --------------------------------------------------------------------------------------
                             CERTIFICATE INSTRUCTIONS -- You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because of underreporting of interest or dividends on your tax return and you have not been notified by the IRS that you are no longer subject to backup withholding. The Internal
                             Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

                             Signature: ------------------------------------------     Date: ----------------------

                             Name: --------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
        YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 3 OF SUBSTITUTE FORM W-9
-------------------------------------------------------------------------------------------------------------------

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

      I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center of Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of the exchange, a portion of all reportable payments made to me thereafter will be withheld until I provide a number.

Signature: ------------------------------ Date: -------------------------

                 THE EXCHANGE AGENT FOR THE EXCHANGE OFFER IS:

    By regular registered or        By overnight mail or courier:        In person by hand only:
          certified mail:

   DB Services Tennessee, Inc.       DB Services Tennessee, Inc.       Deutsche Bank Trust Company
       Reorganization Unit        Corporate Trust & Agency Services             Americas
         P.O. Box 282737                 Reorganization Unit        c/o The Depository Trust Clearing
    Nashville, TN 37229-2737           648 Grassmere Park Road                 Corporation
                                         Nashville, TN 37211           55 Water Street, 1st floor
                                         Attn: Karl Shepherd             Jeanette Park Entrance
                                        Confirm by Telephone               New York, NY 10041
                                           (615) 835-3572

            By facsimile transmission                       For information by telephone call:
        (for eligible institutions only):                             (800) 735-7777
                  (615) 835-3701

      Any questions or requests for additional copies of the Prospectus or the Letter of Transmittal may be directed to the Information Agent. A holder of Old Notes may also contact D.F. King & Co., Inc. at the telephone numbers set forth below, or such holder's broker, dealer, commercial bank, trust company or other nominee, for assistance regarding the Exchange Offer.

                THE INFORMATION AGENT FOR THE EXCHANGE OFFER IS:

                             D.F. King & Co., Inc.
                                 48 Wall Street
                            New York, New York 10005
             Banks and brokers please call collect: (212) 269-5550
                All others please call toll-free: (888) 542-7446